UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2020

Applied Materials, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-06920	94-1655526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3050 Bowers Avenue

P.O. Box 58039

Santa Clara, CA 95052-8039

(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 727-5555

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	AMAT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act).  ☐

Item 8.01	Other Events.

Reference is made to that certain Share Purchase Agreement, dated as of June 30, 2019, among Applied Materials, Inc. (“Applied”), Kokusai Electric Corporation (“Kokusai Electric”) and KKR HKE Investment, L.P. (“Seller”) providing for the purchase by Applied of all of the common shares of Kokusai Electric (the “Agreement”).

As previously reported, the Agreement contains certain termination rights by either Applied or Seller, including if the transactions contemplated by the Agreement are not consummated on or before June 30, 2020 (the “Outside Date”), which date may be extended by three months on two separate occasions if, on the applicable date, the only conditions to closing relate to required regulatory approvals.

Pursuant to the terms of the Agreement, on June 30, 2020, Applied and Seller mutually extended the Outside Date to September 30, 2020.

The parties to the Agreement are actively engaged with the State Administration for Market Regulation of the People’s Republic of China to secure the final regulatory approval required to consummate the transactions contemplated by the Agreement.

The foregoing description of the Agreement is subject to, and is qualified in its entirety by, the full text of the Agreement filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Applied on July 1, 2019, which is incorporated herein by reference.

Forward-Looking Statements

This report contains forward-looking statements. These statements and their underlying assumptions, including those regarding the proposed acquisition of Kokusai Electric, are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those stated or implied, including but not limited to the parties’ ability to satisfy conditions precedent to consummation of the proposed acquisition in a timely manner or at all, and other risks and uncertainties described in Applied’s filings with the Securities and Exchange Commission, including its most recent Forms 10-Q and 8-K. All forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof, and none of Applied, KKR HKE Investment, L.P. and Kokusai Electric assumes any obligation to update them.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied Materials, Inc. (Registrant)

Date: July 1, 2020	By:	/s/ Teri A. Little
Teri A. Little
Senior Vice President, Chief Legal Officer and Corporate Secretary